EXHIBIT 23.1

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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The Board of Directors
The Rouse Company:

      We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG PEAT MARWICK LLP
                                        ------------------------------------
                                        KPMG PEAT MARWICK LLP

Baltimore, Maryland
May 1, 1998